SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2014

LCNB CORP.

(Exact name of Registrant as specified in its Charter)

Ohio	0-26121	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 932-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On January 2, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of LCNB Corp. (the “Company”) approved the dismissal of J.D. Cloud & Co. L.L.P. (“J.D. Cloud”) as the Company’s external independent registered public accountant, effective as of the date of J.D. Cloud’s completion of the audit services for the fiscal year ending December 31, 2013 and the filing of the Company’s 2013 Annual Report on Securities and Exchange Commission Form 10-K.  J.D. Cloud was chosen, however, to provide internal audit services to the Company beginning with the fiscal year ending December 31, 2014.

The reports of J.D. Cloud on the Company’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2012 and 2011, and through January 2, 2014, the date of J.D. Cloud's dismissal, there were no (i) disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and J.D. Cloud on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to J.D. Cloud’s satisfaction would have caused J.D. Cloud to make reference to the subject matter of the disagreement in connection with its reports for such years, or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided J.D. Cloud with a copy of this Form 8-K and requested that J.D. Cloud provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not J.D. Cloud agrees with the above disclosures. A copy of J.D. Cloud’s letter, dated January 3, 2014, is attached as Exhibit 16.1.

(b) Newly Appointed Independent Registered Public Accountant

On January 2, 2014, the Audit Committee approved the appointment of BKD, LLP (“BKD”) as the Company’s external independent registered public accounting firm to perform external independent audit services beginning with the fiscal year ending December 31, 2014. Immediately prior to this appointment BKD provided internal audit services to the Company. During the Company’s fiscal years ending December 31, 2012 and 2011 and through January 2, 2014, neither the Company, nor anyone on its behalf, consulted BKD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company by BKD that BKD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01   Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

16.1

Letter from J.D. Cloud & Co. L.L.P. addressed to the Securities and Exchange Commission, dated as of January 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: January 3, 2014	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer